UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2021

Service Corporation International

(Exact Name of Registrant as Specified in Charter)

Texas	1-6402-1	74-1488375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway
Houston Texas
77019
(Address of Principal Executive Offices, and Zip Code)

(713) 522-5141

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 24, 2021, Service Corporation International (the “Company”) issued $800 million aggregate principal amount of 4.000% Senior Notes due 2031 (the “Notes”), pursuant to the Senior Indenture dated as of February 1, 1993, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (the “Indenture”), as supplemented by the Eighteenth Supplemental Indenture dated as of May 24, 2021, among the Company, The Bank of New York Mellon Trust Company, N.A., as original trustee and BOKF, NA, as series trustee (the “Supplemental Indenture”). The Company will use net proceeds from the offering to fund the redemption of all of its outstanding 8.000% Senior Notes due 2021, repay the outstanding loans under its revolving credit facility and pay related fees, interest and expenses. The Company intends to use any remaining net proceeds for general corporate purposes.

A copy of the Indenture, the Supplemental Indenture and the form of note representing the Notes are attached as Exhibit 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 8.01	Other Information

On May 24, 2021, the Company issued a press release announcing the closing of the offering. The press release relating to the closing is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

4.1	Senior Indenture dated as of February 1, 1993, between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form S-4 filed September 2, 2004 (File No. 333-118763))

4.2	Eighteenth Supplemental Indenture dated as of May 24, 2021, among Service Corporation International, The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as original trustee and BOKF, NA, as series trustee

4.3	Form of 4.000% Senior Notes due 2031 (included in Exhibit 4.2)

5.1	Opinion of Shearman & Sterling LLP

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)

99.1	Press Release dated May 24, 2021, in respect of the settlement of the Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2021

By: /s/ Eric D. Tanzberger
Eric D. Tanzberger Senior Vice President Chief Financial Officer